UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

POLARIS INC.

(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota	55340
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (763) 542-0500

Polaris Industries Inc.

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 9, 2020, Polaris Inc. (“Polaris”) entered into an amendment to its existing credit facility with U.S. Bank National Association, as administrative agent, and the several lenders party thereto such (the “Amended Credit Facility”) to provide for a new incremental 364-Day Term Loan Agreement in the amount of $300.0 million (the “Incremental Term Loan Facility”). The proceeds of the Incremental Term Loan Facility will be to finance general corporate operations.

The new Incremental Term Loan Facility is unsecured and has a term of 364-days, ending on April 8, 2021 and can be extended for one additional 364-day period to April 7, 2022 at Polaris’s request and consent of each lender party to a term loan under the Incremental Term Loan Facility(the “Lenders”).

The applicable margin for advances under the Incremental Term Loan Facility ranges from 0.50% to 1.25% for base rate advances and from 1.50% to 2.25% for eurocurrency advances, in each case depending upon Polaris’s leverage ratio.  In connection with the Incremental Term Loan Facility, a floor of 0.75% was added for eurocurrency advances and other indexes and a floor of 1.75% was added for base rate advances. The Amended Credit Facility continues to be subject to various covenants, including financial covenants requiring that Polaris’ leverage ratio be less than or equal to 3.5 times Consolidated EBITDA as of the end of each of its fiscal quarters. The Amended Credit Facility also continues to contain standard covenants with regards to mergers and consolidations, asset sales, and is subject to acceleration upon various events of default.

A copy of the Amended Credit Facility is filed as Exhibit 10.01 hereto qualifies the above description and is incorporated by reference herein.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

10.01	Incremental Amendment dated as of April 9, 2020 to Fourth Amended and Restated Credit Agreement dated as of July 2, 2018 by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.
99.1	Press Release dated April 9, 2020 of Polaris Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 13, 2020

POLARIS INC.

/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President – General Counsel, Chief Compliance Officer and Secretary